Certain Transactions	6 Months Ended
Jun. 30, 2022
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions

Investment in Xaar 3D Ltd. ("Xaar 3D")
During the fourth quarter of 2019, the Company entered into an agreement with Xaar plc (“Xaar”) to purchase additional shares of Xaar 3D that would increase its stake from 15 to 45 percent, with Xaar retaining the remaining 55 percent. Xaar and Stratasys had announced the formation of Xaar 3D Ltd in July 2018 for the purpose of developing Powder Bed Fusion (“PBF”) additive manufacturing solutions that Stratasys can bring to the market. In addition, the agreement included an option for Stratasys to acquire the remaining shares of Xaar 3D.
Following the additional investment, the Company considered the FASB guidance in accordance with ASC Topic 810 “Consolidation” regarding the propriety of implementing consolidation, for both the variable interest entity and voting model, or equity method accounting. The Company concluded that it should continue accounting for the investment according to the equity method, as it had retained the ability to exercise significant influence but did not control Xaar 3D. For its additional interest in Xaar 3D, the Company paid approximately $15.7 million.
The investment was presented under other non-current assets in the Company’s consolidated balance sheets.
    On November 1, 2021 (the “Xaar 3D transaction date”) , the Company acquired the remaining 55% share of Xaar 3D, for an aggregate purchase price of $29.3 million. The Company paid cash upon closing and it is obligated to make additional earn-out payments and payments of royalties on products and services sales for up to 15 years.
    The Xaar 3D transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting, with the Company as the acquirer. The Company accounted for the acquisition of the remaining equity of Xaar 3D as a step acquisition, which required re-measurement of the Company’s previous ownership interest to fair value prior to completing purchase accounting. Using step acquisition accounting, the Company increased the value of its previously-held equity investment to its fair value of $23.8 million, which resulted in a gain of approximately $14.4 million, recorded in the consolidated statements of operations in the fourth quarter of 2021. The acquisition of the remaining equity interest also resulted in the recognition of a previously unrealized foreign currency gain of $0.6 million, which was reclassified from accumulated other comprehensive income (OCI). The fair value of the previously held equity method investment was determined based upon a valuation of the acquired business, as of the date of acquisition, as detailed below.

The following table summarizes the fair value of the consideration transferred to Xaar 3D’s stockholders for the Xaar 3D transaction:

U.S. $ in thousands
Cash payments	$13,967
Contingent consideration at estimated fair value	15,314
Total consideration for 55% holding	29,281

Fair value of 45% holding	23,775

Total consideration	$53,056

     In accordance with ASC Topic 805, the estimated contingent consideration as of the Xaar 3D transaction date was included in the purchase price. The total contingent payments could reach a maximum aggregate amount of up to $21 million. The estimated fair value of the contingent consideration is based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration will be recorded in operating expenses.

   The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Xaar 3D transaction date. The estimated fair values are preliminary and based on the information that was available as of November 1, 2021. Thus, the measurements of fair value that are reflected are subject to changes, and such changes could be significant. The preliminary allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$82
Goodwill	25,375
Intangible assets	45,000
Other assets	5,280
Total assets acquired	75,737

Net deferred tax liabilities	1,736
Other labilities	20,945
Total liabilities assumed	22,681

Net assets acquired	$53,056

  RPS acquisition

     On February 16, 2021 the Company acquired RP Support Limited (“RPS”), a provider of industrial stereolithography 3D printers and solutions. In exchange for 100% of the outstanding shares of RPS, the Company paid cash upon closing and is obligated to make additional payments (in cash), subject to performance-based criteria, via earn-out payments over two years.

   Marketable equity investment

      The Company recognized losses for the revaluation of an equity investment, in amounts of $1.3 million and $2.9 million in the three-month periods ended June 30, 2022 and 2021, respectively. A loss of $2.3 million and a gain of $0.7 million were recognized in the six-month periods ended June 30, 2022 and 2021, respectively.
      The entity in which the Company invested became public during the first quarter of 2021 and accordingly the investment is treated as a marketable equity investment. Prior to the first quarter of 2021, the investment was treated as a non-marketable equity investment without readily determinable fair value.

    MakerBot and Ultimaker transaction

    On May 12, 2022, the Company announced the creation of a new company (“the combined company”) comprised of MakerBot and Ultimaker. Under the terms of the agreement, Stratasys will contribute MakerBot assets, invest $47 million and own 45.6% of the combined company, while NPM Capital will contribute Ultimaker assets, invest $15.4 million, and own 54.4% of the combined company. The transaction is expected to close within few months.

    The Company will account for its investment, in the combined company according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity.

       In connection with this transaction, the Company expects to record a gain from deconsolidation of MakerBot representing the difference between the book value of MakerBot's net assets and the fair value allocated to such net assets in the transaction.

      In accordance with ASC Topic 360, MakerBot’s assets and liabilities are classified as held for sale. The held for sale assets and liabilities are presented under Other current assets ($23.5 million) and Accrued expenses and other current liabilities ($10.1 million), respectively, in the Company's consolidated balance sheets as of June 30, 2022.